UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 7, 2006
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                   000-28793             84-1491673
   ----------------------        ----------------      -------------------
   State of incorporation          Commission            IRS Employer
                                   File Number       Identification Number

                                1080 Beaver Hall
                                   Suite 1555
                              Montreal, Qc, CANADA
                                     H2Z 1S8
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 6, 2006, Schwartz Levitsky Feldman LLP (the "Former Accountant") resigned as the Company's accountant. The Company has engaged Michael Pollack, CPA as its principal accountants effective February 7, 2006. The decision to change accountants was approved by the Company's board of directors. The Company did not consult with Michael Pollack, CPA on any matters prior to retaining such firm as its principal accountants.

From the time that the Former Accountant was engaged on August 31, 2005 and through the interim period ended February 6, 2006, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs
(a)(1)(iv)(B) of Item 304 of Regulation S-B.

The Former Accountant issued the audit report for the Registrant's financial statements for year ending September 30, 2004. During this period and the subsequent interim period prior to the resignation of the Former Auditor, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the Former Auditor's satisfaction would have caused the Former Auditor to make reference to this subject matter of the disagreements in connection with the Former Auditor's report, nor did the Former Accountant advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended; except that the Former Accountant included the following going concern Note for the Registrant's financial statements for year ending September 30, 2004

      GOING CONCERN

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company was only recently formed, has incurred losses since its inception and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern.

      In this regard, management is proposing to raise any necessary additional funds not provided by operations through additional sales of its common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


The Registrant determined that a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Schwartz Levitsky Feldman LLP was approved by the Registrant's Board of Directors.

On February 6, 2006, the Company provided the Former Accountant with its disclosures in this Form 8-K disclosing the resignation of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  Exhibits

      Exhibit 16.1 Letter regarding change in certifying accountant.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OSK CAPITAL II CORP.



DATE: February 21, 2006

                                           /s/ George Metrakos
                                            ------------------------
                                           George Metrakos
                                           CEO and Chairman
                                           OSK CAPITAL II CORP.